STERLING
NAIIONAL BANK

                                             500 Seventh Avenue
                                             New York, NY 10018-45
                                             Phone; 212-5754444
                                             Fax: 212-382-3439
                                             Plamonka@snb.com

                                             Peter La Monica
                                             Vice President

November 5, 2015

Mr. Gerry McClinton Capstone Industries, Inc.
350 Jim Moran Boulevard-Suite 120
Deerfield Beach, Florida 33442 Dear Mr. McClinton
Re: Amendment to Factoring Agreement

This letter will modify and  amend  the  Financing  Agreement  between  us dated  August  27,  20 I 0, as follows:

Paragraph 11

For purpose of calculating interest, collections shall be deemed credited to your account
(4) four banking days after receipt thereof by us.

Nothing herein contained shall vary, alter or amend any provisions of said Financing Agreement between us, except as specifically provided herein.

  Gerry McClinton
                           COO